                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 16, 2002


                          CHASE CREDIT CARD OWNER TRUST
         Series 1999-3, Series 2000-1, Series 2000-2, Series 2000-3,
         Series 2001-1, Series 2001-2, Series 2001-3, Series 2001-4,
         Series 2001-5, Series 2001-6, Series 2002-1, Series 2002-2,
         Series 2002-3, Series 2002-4, Series 2002-5 and Series 2002-6
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                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)


         United States                  333-83484                 22-2382028
----------------------------   ------------------------    ---------------------
(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation)                                          Identification No.)


                 White Clay Center, Building 200, Newark, DE          19711
                 -------------------------------------------         -----------
                 (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association is the registrant of a number of outstanding Series of Chase Credit Card Owner Trusts. Each Series of Chase Credit Card Owner Trusts issued multiple series of Asset Backed Notes under the related Indenture.

         On December 16, 2002, JPMorgan Chase Bank (f/k/a The Chase Manhattan
Bank), as Paying Agent, distributed monthly interest to the holders of the Notes of Series 1999-3, Series 2000-1, Series 2000-2, Series 2000-3, Series 2001-1,
Series 2001-2, Series 2001-3, Series 2001-4, Series 2001-5, Series 2001-6,
Series 2002-1, Series 2002-2, Series 2002-3, Series 2002-4, Series 2002-5 and
Series 2002-6. The Paying Agent furnished copies of the monthly reports for each of the above referenced Series to such holders including the information required by Section 7.3 of the related Indenture. Copies of the statements provided to the holders of the Notes are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

              Exhibits          Description
              ----------        ---------------

              20.1 Monthly Statements to Noteholders with respect to the December 16, 2002 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 16, 2002

                                    By: CHASE MANHATTAN BANK USA, NATIONAL
                                    ASSOCIATION
                                    as Administrator


                                    By:  /s/ Patricia M. Garvey
                                    -----------------------------------
                                    Name:    Patricia M. Garvey
                                    Title:   Vice President

                                    INDEX TO EXHIBITS
                                    ----------------------------

Exhibit No.                         Description
---------------                     -----------------
20.1                                Monthly Statements to Noteholders dated
                                    December 16, 2002